EXHIBIT 99.2


        STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL
         FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO
                              EXCHANGE ACT FILINGS

I, Barrett A. Toan, state and attest that:

         (1) To the best of my knowledge, based upon a review of the covered reports of Express Scripts, Inc., and, except as corrected or supplemented in a subsequent covered report:

                  o No covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

                  o No covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

         (2) I have reviewed the contents of this statement with the Company's audit committee.

         (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report"

                  o Annual Report on Form 10-K, for year ended December 31, 2001, of Express Scripts, Inc.;

                  o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Express Scripts, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

                  o        any amendments to any of the foregoing.

/s/ Barrett A. Toan
_______________________________________           Subscribed and sworn to
Name: Barrett A. Toan, Chief Executive Officer    before me this 13th day of
Date: August 13, 2002                             August, 2002.


                                                  /S/Jacki B. Morris
                                                  ----------------------------
                                                  Notary Public

                                                  My Commission Expires:

                                                  5/31/2005

        STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL
         FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO
                              EXCHANGE ACT FILINGS

I, George Paz, state and attest that:

         (1) To the best of my knowledge, based upon a review of the covered reports of Express Scripts, Inc., and, except as corrected or supplemented in a subsequent covered report:

                  o No covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

                  o No covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

         (2) I have reviewed the contents of this statement with the Company's audit committee.

         (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

                  o Annual Report on Form 10-K, for year ended December 31, 2001, of Express Scripts, Inc.;

                  o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Express Scripts, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

                  o        any amendments to any of the foregoing.



/s/ George Paz
___________________________________                  Subscribed and sworn to
Name:    George Paz, Chief Financial Officer         before me this 13th day of
Date:    August 13, 2002                             August, 2002.


                                                     /S/Jacki B. Morris
                                                     --------------------------
                                                     Notary Public

                                                     My Commission Expires:
                                                     5/31/2005